Investment in associate	12 Months Ended
Dec. 31, 2025
Disclosure of associates [abstract]
Investment in associate [Text Block]
6)	Investment in associate

On January 31, 2025 (the "Closing date"), the Company, through its Largo Clean Energy ("LCE") subsidiary, and affiliates of Stryten Energy LLC ("Stryten") successfully closed the transaction for the establishment of Storion Energy, LLC ("Storion"). Key terms of the transaction:

• Each of LCE and Stryten contributed certain of their vanadium flow battery-related assets and liabilities to Storion;

• Stryten paid $1,000 directly to LCE and will contribute a total of $6,000 over time to Storion for the purpose of funding Storion's operations;

• LCE and Stryten each hold a 50% equity interest in Storion, with customary pre-emption rights and certain other anti-dilution protections;

• Board representation of Storion is generally proportional to ownership, with Stryten holding one additional seat so long as LCE and Stryten hold similar ownership interests; and

• Largo and Storion entered into a separate supply agreement providing Storion a right of first offer, subject to certain terms and conditions, to purchase vanadium products from Largo.

Immediately prior to the Closing Date, the Company's assets and liabilities that were previously classified as held for sale in accordance with IFRS 5 were contributed to Storion, which was 100% owned by LCE at that time. Stryten acquired a 50% interest in Storion upon contribution of the vanadium flow-battery related assets and liabilities and payment of $1,000, which occurred on the Closing Date.

The Company assessed that it no longer had control of Storion as of the Closing Date but retained significant influence. The Company is accounting for the retained investment as an investment in associates in accordance with IAS 28, Investments in Associates and Joint Ventures. In accordance with IAS 28, the fair value of the retained investment is the deemed cost of the investment in associate as at the Closing Date. A gain has been recognized in the consolidated statement of income (loss) and comprehensive income (loss), which is calculated as the difference between the Closing Date fair value of the retained investment and consideration received, and the carrying amount of the former subsidiary's net assets. The completion of the initial fair value allocation is pending the finalization of the fair value for intangible assets.

The following tables summarize the consolidated financial information of Storion on a 100% basis, considering adjustments made by the Company for equity accounting purposes and fair value adjustments, on each of December 31, 2025 and December 31, 2024:

	December 31, 2025	December 31, 2024

Total current assets	$4,414	$-
Total non-current assets	10,923	-
Total current liabilities	(2,929)	-
Total non-current liabilities	(3,125)	-

Total net assets	9,283	-

	December 31, 2025	December 31, 2024

Revenue	6	-
Net loss	$(12,807)	$-

The following table summarizes the gain on disposal of interest in the subsidiary.

	December 31, 2025	December 31, 2024
Fair value of retained investment	10,830	-
Cash proceeds received	1,000	-
Total consideration	$11,830	$-
Carrying amount of former subsidiary's net assets	(6,651)	-
Gain on disposal of interest in subsidiary	$5,179	$-

During the year ended December 31, 2025, the Company recognized its share of the associate's loss of $6,189 in the consolidated statement of income (loss) and comprehensive income (loss) (year ended December 31, 2024  $nil).

Total
Balance at December 31, 2024	-
Additions	10,830
Share of loss in associate	$(6,189)
Balance at December 31, 2025	4,641